THE MAXUS FUNDS



Dear Shareholder:

For the first six months of 1997, each of The Maxus Funds continued to demonstrate excellent relative total return performance. At the same time, both Alan Miller and I have been keenly aware that the most visible investment markets , attracting both capital appreciation and income oriented investors, appear to be exceeding most historic measures of value. Within the context of the very positive global demand for all things American, and the exceptional productivity of the American economy, we continue to remain cautious.

Why caution in the light of the very positive economic environment and exceptional performance the markets have demonstrated for most of the past 15 years? My conclusions are based upon the relative comparisons between economic growth and investor expectations, and the growing disparity I see in the numbers.

The growth rate in gross domestic product alone is not the power point of investor enthusiasm. The U.S. economy is growing at less than 3% annually and, based upon the historic ratio between the annual growth in domestic product to the level of stock prices, the expectation for the DJIA in 1997 should be more like 4000 instead of 8000 or 9000. In fact, forecasters during most of the 20th century would base their predictions of market performance on their forecast of economic growth, i.e. the higher the growth rate, the higher earnings would apt to be, and the higher the market should go. For example, in the late 1980's the argument for 30 and 40 multiples in the Japanese stock market centered around the 12% to 15% annual growth in the Japanese economy, and the extrapolation of normalized earnings to the year 2000. When Japanese growth in domestic product declined as competition heated up in the rest of Asia, the market fell precipitously, and today, after nearly 10 years it still remains at only 60% of an all-time high in 1989.

For the past five years, market forecasters here in the United States have based their predictions primarily on the earnings growth resulting from increasing productivity and increasing profit margins. Fed Chairman Greenspan has recently stated what I have been saying all along, i.e. potential growth in GDP is higher than the consensus forecast because of hidden productivity, and therefore price inflation should continue to be subdued and profitability should continue to increase. Unlike the topline growth in domestic product, however, productivity gains, in and of themselves, create practical limitations on earnings growth and extrapolating past earnings growth could be a very dangerous exercise for investors.

The gains in productivity have resulted primarily through corporate downsizing and the replacement of antiquated machines and workers with high technology capital. To date, neither labor nor the consumer have enjoyed much of the gain, although price inflation has remained subdued and greater job opportunities has resulted in the process. While American workers have been more concerned with holding onto their jobs than with wage negotiations, sooner or later they are apt to demand a greater piece of the pie. Likewise, while price inflation at the consumer level appears almost non-existent across many industries, the entry of additional players into high margin businesses and/or the competitive global marketplace, should continue to put downward pressure on prices. Either way, profit margins are apt to get squeezed and corporate profitably may well begin to decline. Finally, downsizing almost by definition has its practical limitations, and the cost benefits of replacing antiquated capital equipment will begin to diminish over time, i.e. most equipment is depreciated over 5 to 7 years and replacing it before it is fully depreciated results in increasing costs to corporations.

I have argued that much of the enthusiasm for stocks in recent years has been the result of productivity increases and its effect of transforming the economy from its historic cycles (where corporate earnings tend to fluctuate in a cyclical pattern) to a more growth oriented trendline (where earnings tend to rise every year). Growth tends to hold the market at a higher multiple, and low interest rates tend to reinforce that multiple going forward. While this can explain why the DJIA should be at 6000 instead of 4000, there isn't any good explanation to explain why it should be at 8000 or 10000.

Moreover, the practical limitations imposed by downsizing and productivity gains are already showing up. From 15% earnings gain for American corporations in 1996, the consensus forecast projects 10% gains in 1997. The best guess for 1998 is 5%. If we ignore this trend toward lower (or perhaps even negative) earnings growth, and hold to the rosy scenario that growth will average 10% annually over the next five years, corporate earnings will double their current level. In the light of a low GDP growth, a fully employed economy and the ultimate profit squeeze resulting from past productivity gains, it is hard to imagine that this scenario will develop that smoothly. But I will make the assumption nevertheless.

Anyone investing in today's market is doing so with a five year horizon. If the expectation is for an annual 20% growth in the value of their portfolio, on June 30, 2002, the average market multiple for the S&P 500 will be over 40 times. Even a 15% annual growth in portfolio value would be that multiple at 30 times. This is a far cry from the 14 times multiple the stock market has averaged for almost all of the 20th century, and places a great deal of faith in our economy's ability to regain topline growth, keep global competitors out of our markets and, to the exclusion of both labor and the consumer, maintain the productivity gains for top executives and shareholders; then again, blind faith is the stuff by which bull markets survive.

The Maxus Funds will continue to look for investments which appear to be of high quality, and where the underlying cash flow, earnings prospects and private market evaluations all suggest that we are buying good value. At this juncture our goal is to achieve, on a relative basis, a B+ in upward market spikes, an A in flat markets, and an A+ if the market should decline.


Richard A Barone

THE MAXUS INCOME FUND

The Maxus Income Fund has continued to produce superior returns compared to competitive mutual funds. After returning over 9% in 1996 (against the 4% returns of comparable mutual funds and 2.07% for the Ryan Index), the total return for the first six months of 1997 reached 5.77% compared to the Ryan Index of Government Bonds which returned 2.26%.

Additionally, The Maxus Income Fund has displayed less tendency to react when interest rate rise. Commonly known as its "beta," The Maxus Income Fund appears to be less connected to the bond market and less likely to drop in price when bond prices are falling. Moreover, in spite of the fact that the portfolio contains a variety of "hybrid" securities (closed-end funds and convertibles), the underlying investment quality clearly averages investment grade, comparable to a Standard & Poor's "A" rating.

Morningstar, which I consider to be an excellent service in its rankings of mutual funds, has completely dropped the ball with The Maxus Income Fund. They continue to categorize this Fund as an "equity" mutual fund in spite of the fact that we do not hold a single share of common stock, and have less than 3% in the beneficial interest shares of REIT's. The logic is that preferred shares are equity interests, in spite of the fact that every business school graduate considers investment grade preferred stock comparable to bonds.

The recent decline in interest rates, from the 7% level to below 6 1/2% on the long term Treasury, has increased interest in many of the securities in our portfolio. From relative undervaluation, these securities are beginning to show signs of overvaluation. Should rates continue to decline and/or the demand for these hybrid securities continue to increase, our portfolio may begin to look a bit more traditional, taking on more of the characteristics Morningstar would expect from their "income" categories.


RICHARD A BARONE

Maxus Income Fund
                                                         Schedule of Investments
                                                       June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Shares/Principal Amount                       Cost    Market Value   % of Assets
--------------------------------------------------------------------------------
COMMON STOCK - REAL ESTATE
   10,000  Agree Realty Corp                206,250     205,000
   15,000  Boykin Lodging                   300,925     359,062
   10,000  Lexington Corporate
                Properties                  137,500     140,000
                                            -------     -------
                                            644,675     704,062        1.97%

CLOSED END INCOME FUNDS
   50,000  ACM Govt Opportunity             346,125     381,250
  100,000  American Opportunity Income      554,750     600,000
   14,000  American Strategic Income I      152,102     161,000
   50,000  American Strategic Income
             Portfolio III                  521,125     556,250
   65,200  Americas Income Trust            438,847     537,900
  170,000  Blackrock Income Trust         1,082,506   1,136,875
   50,000  Blackrock North American
             Government                     470,022     506,250
  200,000  Hyperion 1997 Term
             Trust Inc                    1,436,138   1,437,500
   50,000  MFS Govt Mkts Income
             Trust                          324,494     331,250
  150,000  Putnam Intermediate
             Income Trust                 1,116,500   1,096,875
                                          ---------   ---------
                                          6,442,609   6,745,150       18.84%

CLOSED END GLOBAL INCOME FUNDS
   50,000  Dreyfus Strategic
             Governments                    458,625     462,500
   80,000  First Commonwealth               921,500     980,000
   29,900  John Hancock Patriot
             Global Dividend                371,732     377,487
   50,000  Kleinwort Benson Australian      448,913     450,000
  100,000  Strategic Global Income        1,171,225   1,250,000
  100,000  Templeton Global Income          727,025     743,750
                                          ---------   ---------
                                          4,099,020   4,263,737       11.91%
PREFERRED STOCK
   10,000  American General Cap MIPS        250,000     257,500
   10,000  American Re Capital $2.13        250,000     258,125
   10,000  Associated Estates $2.43         251,850     257,500
   25,500  BF Goodrich $2.07                643,018     639,094
   10,000  Beacon Properties Corp A         250,000     251,875
   40,500  Conagra Capitol Adj Rate         869,368     918,844
   10,000  Developers Diversified
             Rlty $2.37 A                   251,850     260,625
   10,000  Developers Diversified
             Rlty $2.36 B                   248,100     261,875
   17,000  Equity Residential
             Prop $2.34                     429,770     438,813
   10,000  First Indl Realty
             Trust B                        250,000     251,250
   10,000  Gabelli Global
             Multimedia $1.98               246,850     248,750
   20,000  HL&P Capital Trust I             500,350     496,250
   30,000  McDonalds Corp $2.09 QUIDS       778,363     757,500
   10,000  MidAmerican Energy
             Financing $1.99                250,000     250,000
   12,000  NWPS Capital
             Financing $2.03                297,220     299,250
    8,000  Omega Healthcare
             Invsr $2.31                    200,000     209,000
   20,400  Pacificorp $8.55 QUIDS           515,799     511,275
   50,000  Public Storage $2.22 G         1,250,497   1,278,125
   10,000  RJR Nabisco Hldgs $2.50          254,350     252,500
   10,000  Rouse Cap $2.31 QUIDS            249,050     256,875
   40,000  Royce Value Trust $2.00        1,001,925   1,025,000

    The accompanying notes are an integral part of the financial statements.

Maxus Income Fund
                                                         Schedule of Investments
                                                       June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Shares/Principal Amount                       Cost    Market Value   % of Assets
--------------------------------------------------------------------------------
   22,000  Simon Debartolo
             Group $2.19 B                  549,845     569,250
   29,300  Source Capital $2.40             805,426     835,050
   10,000  Southern Co Capital
             Tr III $1.93                   250,000     242,500
   10,000  Torchmark Pfd M                  250,000     260,000
   32,900  Williams Cos $2.40 QUICS         837,937     830,725
                                            -------     -------
                                         11,931,568  12,117,551       33.85%
CONVERTIBLE PREFERRED
   12,000  Armco Inc $3.625                 513,625     511,500
   15,000  Excel Realty Trust $2.12         375,900     408,750
   20,500  Oasis Residential $2.25          512,372     530,437
   24,700  Phoenix Duff & Phelps $1.50      606,307     676,163
   10,000  Sea Containers $4.00             448,100     502,500
   18,000  Thorngburg Mtg Asset $2.42 A     450,000     479,250
   15,000  USX $3.25                        703,775     716,250
    5,400  WHX $3.75 B                      226,648     209,250
                                            -------     -------
                                          3,836,727   4,034,100       11.27%
CORPORATE BONDS
  455,000  Unisys Senior
             Notes 10.625%, 10-1-99         455,455     464,812        1.30%

CONVERTIBLE BONDS
  350,000  Consolidated Natural
             Gas 7.25%, 12-15-15            351,869     378,000
  223,000  Inco 7.75%, 3-15-16              226,735     234,150
  400,000  Royce Value Trust
             Inc 5.75%, 6-30-04             389,914     410,000
                                            -------     -------
                                            968,518   1,022,150        2.86%

U.S. GOVERNMENT SECURITIES
2,000,000  US Treasury 9%, 5-15-98        1,990,568   1,992,500
2,000,000  US Treasury 5.375%, 5-31-98    2,040,836   2,053,125
                                          ---------   ---------
                                          4,031,404   4,045,625       11.29%

              Total Investments          32,409,976  33,397,187       93.29%

              Other Assets Less                       2,400,402        6.71%
              Liabilities

              Net Assets - Equivalent to             35,797,589      100.00%
              $11.07 per share on 3,233,659          ==========
              shares of capital stock outstanding

    The accompanying notes are an integral part of the financial statements.

Maxus Income Fund
                                               STATEMENT OF ASSETS & LIABILITIES
                                                       JUNE 30, 1997 (UNAUDITED)
Assets:
  Investment Securities at Market Value
    (Identified Cost - $32,409,976)                                 $33,397,187
  Cash                                                                2,248,296
  Receivables:
    Investment Securities Sold                                          436,489
    Dividends and Interest                                              205,326
                                                                    ------------
        Total Assets                                                 36,287,298
Liabilities
  Payables:
    Investment Securities Purchased                                     368,000
    Shareholder Distributions                                            53,824
    Accrued Expenses                                                     67,885
                                                                    ------------
        Total Liabilities                                               489,709
Net Assets                                                          $35,797,589
Net Assets Consist of:
  Capital Paid In                                                    35,508,832
  Undistributed Net Investment Income                                    46,621
  Accumulated Realized Gain (Loss) on Investments - Net                (745,075)
  Unrealized Appreciation in Value
   of Investments Based on Identified Cost - Net                        987,211
                                                                    ------------
Net Assets, for 3,233,659 Shares Outstanding                        $35,797,589
Net Asset Value and Redemption Price
    Per Share ($35,797,589/3,233,659 shares)                             $11.07
Offering Price Per Share                                                 $11.07

                                                         STATEMENT OF OPERATIONS
                                                       JUNE 30, 1997 (UNAUDITED)
Investment Income:
    Dividends                                                        $1,141,172
    Interest                                                            280,682
                                                                     -----------
       Total Investment Income                                        1,421,854
Expenses:
    Registration Expense                                                 15,507
    Trustee Fees (Note 3)                                                   400
    Accounting and Pricing                                               20,301
    Custody                                                               9,378
    Distribution Plan Expenses                                           86,725
    Audit                                                                10,239
    Legal                                                                 4,882
    Management Fees (Note 2)                                            174,251
    Printing & Other Miscellaneous                                        7,485
                                                                      ----------
      Total Expenses                                                    329,168
Net Investment Income                                                 1,092,686
Realized and Unrealized Gain (Loss) on Investments
    Realized Gain (Loss) on Investments                                 496,493
    Unrealized Gain (Loss) from Appreciation
      (Depreciation) on Investments                                     400,960
                                                                      ----------
Net Realized and Unrealized Gain (Loss) on Investments                  897,453

Net Increase (Decrease) in Net Assets from Operations                $1,990,139
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

Maxus Income Fund
                                              STATEMENT OF CHANGES IN NET ASSETS
                                                       JUNE 30, 1997 (UNAUDITED)

                                                          01/01/97      01/01/96
                                                             to            to
                                                          06/30/97      12/31/96
                                                          --------      --------
From Operations:
     Net Investment Income                             $1,092,686    $2,363,428
     Net Realized Gain (Loss) on Investments              496,493       578,147
     Net Unrealized Appreciation (Depreciation)           400,960       234,686
                                                        ---------     ----------
     Increase (Decrease) in Net Assets
       from Operations                                  1,990,139     3,176,261
From Distributions to Shareholders:
     Net Investment Income (Loss)                      (1,046,466)   (2,363,027)
     Net Realized Gain (Loss) from
       Security Transactions                                    0             0
                                                       -----------   -----------
     Net  Increase (Decrease) from Distributions       (1,046,466)   (2,363,027)
From Capital Share Transactions:
     Proceeds From Sale of 250,184 Shares               2,739,335     6,179,798
     Net Asset Value of 71,959 shares issued on           784,322     1,878,123
       Reinvestment of Dividends
     Cost of 402,690 Shares Redeemed                   (4,397,645)  (10,530,092)
                                                       -----------  ------------
                                                         (873,988    (2,472,171)
Net Increase in Net Assets                                 69,685    (1,658,937)
Net Assets at Beginning of Period (including
     undistributed net investment income of $3,541
     and $3,140, respectively)                         35,727,904    37,386,841
Net Assets at End of Period (including
     undistributed net investment income
     of $46,220 and $3,541, respectively)             $35,797,589   $35,727,904
                                                      ===========   ===========

                                                            FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout the period:


                                               01/01/97    01/01/96    01/01/95    01/01/94    01/01/93
                                                  to          to          to          to          to
                                               06/30/97    12/31/96    12/31/95    12/31/94    12/31/93
                                               --------    --------    --------    --------    --------
Net Asset Value -
    Beginning of Period                         $10.78      $10.54       $9.73      $10.94      $10.88
Net Investment Income                             0.34        0.70        0.72        0.74        0.68
Net Gains or Losses on Securities
    (realized and unrealized)                     0.28        0.24        0.81       (1.22)       0.22
                                                  ----        ----        ----       ------       ----
Total from Investment Operations                  0.62        0.94        1.53       (0.48)       0.90
Dividends
    (from net investment income)                 (0.33)      (0.70)      (0.72)      (0.73)      (0.68)
Distributions (from capital gains)                0.00        0.00        0.00        0.00       (0.16)
Return of Capital                                 0.00        0.00        0.00        0.00        0.00
                                                 ------      ------      ------      ------      ------
    Total Distributions                          (0.33)      (0.70)      (0.72)      (0.73)      (0.84)
Net Asset Value -
    End of Period                               $11.07      $10.78      $10.54       $9.73      $10.94
Total Return                                      5.77%       9.20%      16.15%      (4.39)%      8.74%
Ratios/Supplemental Data
Net Assets -
    End of Period (Thousands)                   35,798      35,728      37,387      33,425      36,147
Ratio of Expenses to Average Net Assets           1.92%       1.90%       1.81%       1.90%       1.86%*
Ratio of Net Income to Average Net Assets         6.19%*      6.50%       7.01%       7.10%       6.06%
Portfolio Turnover Rate                             79%*        78%        121%        138%         88%

    *Annualized

    The accompanying notes are an integral part of the financial statements.

1.   SIGNIFICANT ACCOUNTING POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.   INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets.


3.   RELATED PARTY TRANSACTIONS
     Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $174,251 in investment advisory fees during the six months ended June 30, 1997. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $86,725 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $20,301 for services rendered to the Fund for the six months ended June 30, 1997. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $89,015 for the six months ending June 30, 1997.

     At June 30, 1997, Maxus Securities Corp owned 60,000 shares in the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.   CAPITAL STOCK AND DISTRIBUTION
     At June 30, 1997 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $35,508,832. Transactions in common stock were as follows:


Shares sold                                                             250,184
Shares issued to shareholders in reinvestment of dividends               71,959
                                                                       ---------
                                                                        322,143
Shares redeemed                                                        (402,690)
                                                                       ---------
Net Increase (Decrease)                                                 (80,547)
Shares Outstanding:
    Beginning of Period                                               3,314,206
                                                                      ----------
    End of Period                                                     3,233,659
                                                                      ==========


     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   PURCHASES  AND SALES OF  SECURITIES
     During the six months ended June 30, 1997, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $13,902,484 and $15,853,111 respectively. Purchases and sales of U.S. Government obligations aggregated $2,081,250 and $2,000,781 respectively.


6.   FINANCIAL   INSTRUMENTS   DISCLOSURE
     There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1997.


7.   SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 1997 was the same as identified cost.

     At June 30, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

     Appreciation          Depreciation)         Net Appreciation (Depreciation)
     ------------          -------------         -------------------------------
       1,092,039             (104,828)                       987,211

                                 THE MAXUS FUNDS
                 28601 Chagrin Boulevard, Cleveland, Ohio 44122
                                 (216) 292-3434

                               INVESTMENT ADVISOR
                           Maxus Asset Management Inc
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                BOARD OF TRUSTEES
                                Richard A. Barone
                                 N. Lee Dietrich
                             Sanford A. Fox, D.D.S.
                                Burton D. Morgan
                                  Jerry Murphy
                                Michael A. Rossi
                           Robert A. Schenkelberg, Jr.

                                    OFFICERS
                           Richard A. Barone, Chairman
                        James C. Onorato, Vice-President
                           Robert W. Curtin, Secretary

                                    CUSTODIAN
                                Star Bank, N. A.
                                425 Walnut Street
                                 P. O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                 TRANSFER AGENT
                          Maxus Information Systems Inc
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                   DISTRIBUTOR
                              Maxus Securities Corp
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                  LEGAL COUNSEL
                     Benesch, Friedlander, Coplan & Aronoff
                            2300 BP America Building
                                200 Public Square
                           Cleveland, Ohio 44114-2378

                                     AUDITOR
                         McCurdy & Associates CPA's Inc
                               27955 Clemens Road
                              Westlake, Ohio 44145